Supplement Dated April 28, 2006
                            to John Hancock Funds II
                       Statement of Additional Information
                             Dated October 17, 2005

The nonfundamental investment restriction regarding short sales is being restated as noted below.

The nonfundamental investment restriction:

     "Unless a fund is specifically excepted by the terms of a restriction , each fund will not:

     (10) Make short sales of securities or maintain a short position, if, when added together, more than 25% (15% in the case of the Strategic Value and Utilities Funds) of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     Purchase securities on margin (other than making short sales of securities or maintaining a short position), except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin."

Has been restated to read:

     "Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

     (10) make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.


The following changes have been made under "Appendix C - Portfolio Manager Information":

The section on Deutsche Asset Management, Inc. is replaced with the following:


                         DEUTSCHE ASSET MANAGEMENT, INC.
                                All Cap Core Fund
                               Dynamic Growth Fund
                           Real Estate Securities Fund
                       Global Real Estate Securities Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (as of the Fund's most recent fiscal year end): None

OTHER MANAGED ACCOUNTS (As of December 31, 2005):

----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
                           Registered                           Pooled
                           Investment                         Investment                             Other
Fund Manager            Company Accounts  Assets Managed   Vehicle Accounts    Assets Managed      Accounts         Assets Managed
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Robert Wang                    28         $3,020,539,564          7          $261,231,154             40        $5,715,186,678
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Julie Abbett                   6          $1,506,341,333          4          $104,385,989              6        $742,752,645
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Jin Chen                       6          $1,506,341,333          4          $104,385,989              6        $742,752,645
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Sam Dedio                      8          $2,314,806,798          1          $15,643,741               3        $237,217,593
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Robert Janis                   8          $2,314,806,798          1          $15,643,741               3        $237,217,593
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
John F. Robertson              8          $5,489,347,410          10         $825,220,389             44        $3,359,663,475
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
John W. Vojticek               8          $5,489,347,410          10         $825,220,389             44        $3,359,663,475
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Jerry W. Ehlinger              8          $5,489,347,410          10         $825,220,389             44        $3,359,663,475
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------
Asad Kazim                     8          $5,489,347,410          10         $825,220,389             44        $3,359,663,475
----------------------- ----------------- ---------------- ----------------- ------------------- -------------- -------------------

POTENTIAL CONFLICTS OF INTEREST:

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. Deutsche Asset Management, Inc. (the "Subadviser") has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

   o Certain investments may be appropriate for the Fund and also for other clients advised by the Subadviser, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Subadviser may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Subadviser. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Subadviser to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Subadviser in the interest of achieving the most favorable net results to the Fund and the other clients.

   o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Subadviser attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

   o In some cases, an apparent conflict may arise where the Subadviser has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Subadviser will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Subadviser has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Subadviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Subadviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial subadvisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential subadvisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' subadvisory accounts. These are considerations which may cause conflicts that could be to the disadvantage of the Subadviser's subadvisory clients. The Subadviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

RREEF Global Advisers Limited ("RREEF GA"), whose registered address is Winchester House, 1 Great Winchester Street, London, EC2N 2DB, is a wholly owned subsidiary of Deutsche Asset Management Group Limited, the holding company of the UK asset management businesses comprising,

RREEF Limited, DB Absolute Return Strategies Limited and RREEF GA, It is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. The UK asset management business has provided real estate investment management services to institutional investors for over 20 years.

Deutsche Investments Australia Limited, an investment management affiliate of DeAM located ate Level 21, 83 Clarence Street, Sydney Australia, NSW 2000. Deutsche Investments Australia Limited has been a registered investment adviser since 2000.

Deutsche Asset Management (Hong Kong) Limited, an investment management affiliate of DeAM located at 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong. Deutsche Asset Management (Hong Kong) Limited has provided investment management services since 1999.

Deutsche Asset Management International GMBH, an investment management affiliate of DeAM located at Mainzer Landstrasse 178-190, Frankfurt AM Main, Germany, 60327. Deutsche Asset Management International GMBH has been a registered investment adviser since 1983.

DESCRIPTION OF COMPENSATION STRUCTURE

The Fund has been advised that the Subadviser seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Subadviser uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation, the Subadviser considers a number of quantitative and qualitative factors such as:

   o With respect to All Cap Core Fund and Dynamic Growth Fund, Scudder Investments' performance and the performance of the Subadviser;

   o Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes;

   o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Subadviser assesses compliance, risk management and teamwork skills; and

   o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Subadviser analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

The following section is added with respect to RCM Capital Management LLC:


                           RCM Capital Management LLC

                           Emerging Small Company Fund

     Portfolio Managers
     ------------------

     The Portfolio Managers of the John Hancock Funds II Emerging Small Company Fund are Mr. Thomas Ross and Ms. Louis Laufersweiller.

     Other Accounts Managed
     ----------------------

     The following summarizes information regarding each of the accounts, excluding portfolios of the John Hancock Funds II that were managed by RCM Capital Management LLC ("RCM") portfolio managers as of December 31, 2005, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.

-------------------- ---------------------- ------------------------ ------------------------------
Portfolio Manager    Other Pooled Vehicles  Other Accounts           Other Registered Investment
                                                                     Companies
-------------------- ---------------------- ------------------------ ------------------------------
                     #         AUM          #         AUM            #               AUM
                               ($ million)            ($ million)                    ($ million)
-------------------- --------- ------------ --------- -------------- --------------- --------------
Louise               0         0            16        $590.3         1               $ 95.6
Laufersweiler
-------------------- --------- ------------ --------- -------------- --------------- --------------
Thomas Ross          2         $188.7       11        $487.1         2               $ 142.8
-------------------- --------- ------------ --------- -------------- --------------- --------------

     Compensation
     ------------

     Base Salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager's experience and responsibilities, as determined by RCM.

     Annual Bonus and profit sharing opportunity. Each portfolio manager's compensation is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantitive, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitive review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager).

     Potential Conflicts of Interest
     -------------------------------

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A Fund's portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

     RCM and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

     Securities  Ownership
     ---------------------

     The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the John Hancock Fund the portfolio manager manages, as of December 31, 2005:

     Emerging Small Company  Fund
     Tom Ross                None
     Louise Laufersweiler    None


The following section is added with respect to Sovereign Asset Management LLC:


                           Sovereign Asset Management
                                Active Bond Fund
                              Strategic Income Fund
                              Emerging Growth Fund
                                High Income Fund

Portfolio Managers and Other Accounts Managed.

The Portfolio Managers of the Active Bond Fund are Howard C. Greene, Benjamin A. Matthews and Barry H. Evans. As of December 31, 2005, each portfolio manager managed the following other accounts:

-------------------- ------------------------ ----------------------------------------------------------------------------
 PORTFOLIO MANAGER            FUND                          OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
       NAME                                                            (AS OF DECEMBER 31, 2005)
-------------------- ------------------------ ----------------------------------------------------------------------------
Barry H. Evans       Active Bond Fund         Other  Registered  Investment  Companies:  Eleven  (11)  funds  with  total assets of $3.2 billion.

                                              Other Pooled Investment Vehicles:  None

                                              Other   Accounts:   Twenty-one   (21)   accounts   with  total   assets  of
                                              approximately $5.6 billion.

-------------------- ------------------------ ----------------------------------------------------------------------------
Howard C. Greene     Active Bond Fund         Other Registered  Investment  Companies:  Three (3) funds with total assets of $1.4 billion.

                                              Other Pooled Investment Vehicles:  None

                                              Other  Accounts:  Twenty (20) accounts  with total assets of  approximately
                                              $5.5 billion.

-------------------- ------------------------ ----------------------------------------------------------------------------
Benjamin         A.  Active Bond Fund         Other Registered Investment  Companies:  Two (2) funds with total assets of
Matthews                                      $1.2 billion.

                                              Other Pooled Investment Vehicles: None

                                              Other   Accounts:   Twenty  Two  (22)   accounts   with  total   assets  of
                                              approximately $5.5 billion.
-------------------- ------------------------ ----------------------------------------------------------------------------

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above, except that, with respect to Howard C. Greene, Benjamin A. Matthews, and Barry H. Evans, Sovereign Asset Management receives a performance-based fee with respect to one (1) Other Account with total assets of approximately $404 million as of December 31, 2005.

The portfolio managers of the Strategic Income Trust are: Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III and John F. Iles. As of December 31, 2005, each portfolio manager managed the following other accounts:

-------------------- ---------------------------- -------------------------------------------------------------------------
 PORTFOLIO MANAGER              FUND                          OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
       NAME                                                              (AS OF DECEMBER 31, 2005)
-------------------- ---------------------------- -------------------------------------------------------------------------
Frederick L.         Strategic Income Fund        Other Registered  Investment  Companies:  One (1) fund with total assets
Cavanaugh, Jr.                                    of approximately $1.5 billion.

                                                  Other Pooled  Investment  Vehicles:  Two (2) accounts  with total assets of approximately $63.5 million.

                                                  Other  Accounts:  Two (2) accounts  with total  assets of  approximately
                                                  $71 million.

-------------------- ---------------------------- -------------------------------------------------------------------------
Barry H. Evans       Strategic Income Fund         Other  Registered  Investment  Companies:  Eleven (11) funds with total assets of $3.2 billion.

                                                   Other Pooled Investment Vehicles:  None

                                                   Other   Accounts:   Twenty-one  (21)  accounts  with  total  assets  of
                                                   approximately $5.6 billion.

-------------------- ---------------------------- -------------------------------------------------------------------------
Daniel  S. Janis,    Strategic Income Fund        Other  Registered  Investment  Companies:  One (1) fund with total assets
III                                               of approximately $1.5 billion.

                                                  Other Pooled Investment  Vehicles:  Two (2) accounts with total assets of approximately $63.5 million.

                                                  Other Accounts:  Two (2) accounts with total assets of approximately  $71 million.
-------------------- ---------------------------- --------------------------------------------------------------------------
John F. Iles         Strategic Income Fund        Other  Registered  Investment  Companies:  One (1) fund with total assets of approximately $1.5 billion.

                                                  Other Pooled Investment  Vehicles:  Two (2) accounts with total assets of approximately $63.5 million.

                                                  Other Accounts:  Two (2) accounts with total assets of approximately  $71 million.
-------------------- ---------------------------- --------------------------------------------------------------------------

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

The portfolio managers of the Emerging Growth Fund are: Alan E. Norton and Henry
E. Mehlman. As of December 31, 2005, each portfolio manager managed the following other accounts:

--------------------- --------------------------- ---------------------------------------------------------------------
 PORTFOLIO MANAGER               FUND                       OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
        NAME                                                           (AS OF DECEMBER 31, 2005)
--------------------- --------------------------- ---------------------------------------------------------------------
Alan E. Norton        Emerging Growth Fund        Other Registered Investment Companies:  Three (3) funds with total assets of $511 million.

                                                  Other Pooled Investment Vehicles:  None

                                                  Other Accounts:  Twenty seven (27) accounts with total assets of approximately $8 million.

--------------------- --------------------------- ---------------------------------------------------------------------
Henry E. Mehlman      Emerging Growth Fund        Other Registered Investment Companies:  Three (3) funds with total assets of $511 million.

                                                  Other Pooled Investment Vehicles:  None

                                                  Other Accounts:  Twenty seven (27) accounts with total assets of approximately $8 million.

--------------------- --------------------------- ---------------------------------------------------------------------


The portfolio manager of the High Yield Fund is: Arthur N. Calavritinos, CFA. As of December 31, 2005, Mr. Calavritinos managed the following other accounts:

-------------------- ---------------------------- ---------------------------------------------------------------------
 PORTFOLIO MANAGER              FUND                        OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
       NAME                                                            (AS OF DECEMBER 31, 2005)
-------------------- ---------------------------- ---------------------------------------------------------------------
Arthur N.            High Income Fund             Other  Registered  Investment  Companies:  One (1) fund  with  total
Calavritinos                                      assets of approximately $836.1 million.

                                                  Other Pooled Investment Vehicles:  None

                                                  Other Accounts:  None.

-------------------- ---------------------------- ---------------------------------------------------------------------

Sovereign Asset Management does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Sovereign Asset Management does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of a fund as well as one or more other accounts. Sovereign Asset Management has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Sovereign Asset Management has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

A portfolio  manager  could favor one account  over  another in  allocating  new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Sovereign Asset Management has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, Sovereign Asset Management's policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Sovereign Asset Management will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Sovereign Asset Management receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Description of Compensation Structure" below. Sovereign Asset Management receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Sovereign Asset Management imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Sovereign Asset Management seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Description of Compensation Structure
-------------------------------------

Structure of Compensation . Sovereign Asset Management has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals At

Sovereign Asset Management, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan , as well as customary benefits that are offered generally to all full-time employees of Sovereign Asset Management. A limited number of senior portfolio managers, who serve as officers of both Sovereign Asset Management and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial . The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Sovereign Asset Management seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Sovereign Asset Management and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

The Profitability of Sovereign Asset Management: The profitability of Sovereign Asset Management and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of Sovereign Asset Management.

Non-Investment Performance: The more intangible contributions of an investment professional to Sovereign Asset Management business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

Sovereign Asset Management also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of John Sovereign Asset Management and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Ownership of Fund Shares. Neither Howard C. Greene, Benjamin A. Matthews and Barry H. Evans own any shares of the Active Bond Fund. Neither Frederick L. Cavanaugh, Jr., Daniel S. Janis, III and John F. Iles own any shares of the Strategic Income Fund. Neither Alan Norton or Henry Mehlman owns any shares of the Emerging Growth Fund.

                        Western Asset Management Company
                                ("Western Asset")
                                 High Yield Fund
                               Strategic Bond Fund
                         U.S. Government Securities Fund


Portfolio Managers

                                 High Yield Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds manages the portfolio.

                               Strategic Bond Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda, manages the portfolio.

                         U.S. Government Securities Fund

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Mark Lindbloom, Ron Mass and Fredrick Marki manages the portfolio.


Other Accounts

As of December 31, 2005, in addition to the High Yield, Strategic Bond and U.S. Government Securities Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:


Michael C. Buchanan

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment             3             $743,675,226                0                     0
Companies
--------------------------- --------------- ---------------------- --------------------- --------------------
Other pooled investment           2            $2,133,931,956               0                     0
vehicles
--------------------------- --------------- ---------------------- --------------------- --------------------
Other accounts                    10           $1,405,273,133               0                     0
--------------------------- --------------- ---------------------- --------------------- --------------------

Matthew C. Duda

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment              0                  0                    0
Companies
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other accounts                     0                  0                    0                     0
--------------------------- ---------------- -------------------- --------------------- ---------------------


Ian R. Edmonds

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment              0                  0                    0                     0
Companies
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other accounts                     1             $46,053,223               0                     0
--------------------------- ---------------- -------------------- --------------------- ---------------------


Keith J. Gardner

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment             0                   0                     0                    0
Companies
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other pooled investment           2             2,093,921,140               0                    0
vehicles
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other accounts                    3              212,997,838                1               $12,328,597
--------------------------- --------------- ---------------------- -------------------- ---------------------

S. Kenneth Leech

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment            36           23,661,545,735               0                     0
Companies
-------------------------- --------------- ---------------------- --------------------- ---------------------
Other pooled investment          19           19,795,303,572               0                     0
vehicles
-------------------------- --------------- ---------------------- --------------------- ---------------------
Other accounts                  740           205,776,184,176              77              20,675,562,028
-------------------------- --------------- ---------------------- --------------------- ---------------------


Mark Lindbloom

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment              0                  0                    0                     0
Companies
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other accounts                     0                  0                    0                     0
--------------------------- ---------------- -------------------- --------------------- ---------------------


Frederick Marki

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment              0                  0                    0                     0
Companies
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other accounts                     0                  0                    0                     0
--------------------------- ---------------- -------------------- --------------------- ---------------------


Ronald D. Mass

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment             1              173,295,157                0                    0
Companies
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other pooled investment           0                   0                     0                    0
vehicles
--------------------------- --------------- ---------------------- -------------------- ---------------------
Other accounts                    9             4,851,646,657               0                    0
--------------------------- --------------- ---------------------- -------------------- ---------------------


Timothy J. Settel

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment              0                  0                    0                     0
Companies
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other pooled investment            0                  0                    0                     0
vehicles
--------------------------- ---------------- -------------------- --------------------- ---------------------
Other accounts                     0                  0                    0                     0
--------------------------- ---------------- -------------------- --------------------- ---------------------

Stephen A. Walsh

--------------------------- --------------- ---------------------- --------------------- --------------------
     Type of Account          Number of     Total Assets Managed    Number of Accounts   Assets Managed for
                               Accounts                             Managed for which    which Advisory Fee
                               Managed                               Advisory Fee is             is
                                                                    Performance-Based     Performance-Based
--------------------------- --------------- ---------------------- --------------------- --------------------
Registered Investment            36           23,661,545,735               0                     0
Companies
-------------------------- --------------- ---------------------- --------------------- ---------------------
Other pooled investment          19           19,795,303,572               0                     0
vehicles
-------------------------- --------------- ---------------------- --------------------- ---------------------
Other accounts                  740           205,776,184,176              77              20,675,562,028
-------------------------- --------------- ---------------------- --------------------- ---------------------


Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.


Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection.

Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Assets has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis. A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadvisr, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Portfolio Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2005:

Portfolio Manager    Dollar Range of Portfolio Securities Beneficially Owned
-----------------    -------------------------------------------------------

Michael C. Buchanan                         None
Matthew C. Duda                             None
Ian R. Edmonds                              None
Keith J. Gardner                            None
S. Kenneth Leech                            None
Mark Lindbloom                              None
Frederick Marki                             None
Ronald D. Mass                              None
Timothy J. Settel                           None
Stephen A. Walsh                            None

Under Appendix D, the following Proxy Voting Procedures are added:


                           RCM PROXY VOTING GUIDELINES
                                 AND PROCEDURES

                                 MARCH 21, 2005



                                TABLE OF CONTENTS

POLICY STATEMENT AND VOTING PROCEDURE ................................    PAGE 1
RESOLVING CONFLICTS OF INTEREST ......................................    PAGE 2
COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES .......................    PAGE 2
PROXY VOTING GUIDELINES ..............................................    PAGE 3
ORDINARY BUSINESS MATTERS ............................................    PAGE 3
AUDITORS .............................................................    PAGE 3
BOARD OF DIRECTORS ...................................................    PAGE 4
EXECUTIVE AND DIRECTOR COMPENSATION ..................................    PAGE 6
CAPITAL STRUCTURE ....................................................    PAGE 7
MERGERS AND CORPORATE RESTRUCTURING ..................................    PAGE 8
ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ......................    PAGE 9
SOCIAL AND ENVIRONMENTAL ISSUES ......................................   PAGE 11



                                POLICY STATEMENT

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not


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

exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                                VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of Analysts, Portfolio Managers, the Proxy Specialist, Client Services personnel and Legal Counsel. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.


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

                         RESOLVING CONFLICTS OF INTEREST

RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

                 COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

In addition, RCM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on RCM's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.



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

                             PROXY VOTING GUIDELINES

                                ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                    AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.


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

                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.


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

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

RCM votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.


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

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.


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

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. RCM will vote FOR Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares)of no more than 10 percent.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).


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

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                       MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the


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

provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM  will  vote  AGAINST  fair  price   provisions,   if  the  shareholder  vote
requirement,   imbedded  in  the  provision,  is  greater  than  a  majority  of disinterested shares.

RCM  will  vote  FOR  shareholder   proposals  to  lower  the  shareholder  vote
requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S.
government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

                ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal


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

voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, absent a record of strong corporate governance policies.


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

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

                         SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

     -    Cost to implement proposed requirement

     -    Whether any actual abuses exist

     -    Whether the company has taken any action to address the problem

     - The extent, if any, to which the proposal would interfere with the day-to-day management of the company.


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

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

     - Whether any discrimination charges have been filed against the subject company within the past year;

     - Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

     - Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).


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

                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              PROXY VOTING SUMMARY

We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

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

PROXY VOTING GUIDELINES

BOARD OF DIRECTORS

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

SELECTION OF AUDITORS

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.



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

CAPITALIZATION

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

ACQUISITIONS, MERGERS AND CORPORATE RESTRUCTURING

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

In  general,  we  support  proposals  that  foster  good  corporate   governance
procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

EQUITY-BASED COMPENSATION

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

         -        the compensation committee is not fully independent

         -        plan dilution is more than 10% of outstanding common stock,

         - company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

         - the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

         - the plan allows stock to be purchased at less than 85% of fair market value;

         -        this plan dilutes outstanding common equity greater than 10%

         - all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

         -        the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

         - the minimum vesting period for options or time lapsing restricted stock is less than one year

         -        the potential dilution for all company plans is more than 85%


OTHER BUSINESS

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

         -        change the company name;

         -        approve other business;

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

         -        adjourn meetings;

         -        make technical amendments to the by-laws or charters;

         -        approve financial statements;

         -        approve an employment agreement or contract.

SHAREHOLDER PROPOSALS

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

         -        calling for shareholder ratification of auditors;

         -        calling for auditors to attend annual meetings;

         -        seeking to increase board independence;

         -        requiring minimum stock ownership by directors;

         - seeking to create a nominating committee or to increase the independence of the nominating committee;

         -        seeking to increase the independence of the audit committee.

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           JOHN HANCOCK ADVISERS, LLC
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                             PROXY VOTING PROCEDURES

THE ROLE OF THE PROXY VOTING SERVICE

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

THE ROLE OF THE PROXY OVERSIGHT GROUP AND COORDINATOR

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

THE ROLE OF MUTUAL FUND TRUSTEES

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

CONFLICTS OF INTEREST

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.



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

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western

          Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

     f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

          2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

          3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

     I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

          1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

               a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

               b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

               c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

               d. Votes are cast on a case-by-case basis in contested elections of directors.

          2.   Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

               a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

               b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

               c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

               d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

          3.   Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

               a. Western Asset votes for proposals relating to the authorization of additional common stock.

               b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

               c. Western Asset votes for proposals authorizing share repurchase programs.

          4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

               Western Asset votes these issues on a case-by-case basis on board-approved transactions.

          5.   Matters relating to Anti-Takeover Measures

               Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

               a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

               b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

          6.   Other Business Matters

               Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

               a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

               b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

     II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

          1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

          2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

          3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

     III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

          1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

          2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

     IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.


          1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

          2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

          3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

          4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor ("DOL") has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL's position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

                         Supplement dated April 28, 2006
                            to John Hancock Funds II
               Class NAV, Class 1 and Class 3 Shares Prospectuses
                             Dated October 17, 2005


Emerging Small Company Fund

Effective April 28, 2006, RCM Capital Management LLC became the subadviser to the Emerging Small Company Fund replacing Franklin Advisers, Inc. In connection with such change, the "Subadviser" and "Goal and Strategy" sections are restated as follows:

Subadviser: RCM Capital Management LLC ("RCM")

Goal and Strategy: The fund seeks long-term capital appreciation. To pursue this goal, the fund invests, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index (not less than $105 million and not more than $4.4 billion as of December 31, 2005)). The capitalization criteria applies at the time of investment. The fund may also invest up to 15% of its assets in foreign securities including emerging markets. The fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

RCM seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. RCM sells securities they deem appropriate in accordance with sound investment practices and the fund's investment goal and as necessary for redemption purposes.

The fund is authorized to use all of the various investment strategies (including options, futures, currency and other derivatives transactions) referred to under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

In abnormal market conditions, the fund may invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the fund might not achieve its investment goal.

Under the "Main Risks" section, Real Estate Securities, Fixed-Income Securities and High Yield Securities Risks are deleted and the following risks are added:

     Liquidity Risk. The fund's ability to sell securities may be adversely affected by a limited market or legal restrictions.

     Initial Public Offerings ("IPOs") Risk. The fund is subject to the risks associated with purchases of shares issued in IPOs by companies that have little operating history as public companies. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

     Active Trading Risk. The fund may actively trade portfolio securities, which could increase transaction costs (thus lowering performance) and increase your taxable distributions.

     Industry or Sector Risk. The fund may invest a significant portion of its assets in the technology and healthcare sectors, comparatively narrow segments of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. In addition, companies in these sectors may be subject to additional risks such as increased competition within the sector, changes in legislation or government regulations affecting the sector and product liability.

The following is added at the end of "Main Risks--Foreign Securities Risk": To the extent the fund invests in emerging market countries, its foreign securities risk will be higher.

The "Portfolio Managers" section is restated to read:

The fund's portfolio managers are Thomas J. Ross and Louise M. Laufersweiler.


Emerging Growth Fund

On April 25, 2006, shareholders of the Emerging Growth Fund approved a new subadvisory agreement for the Fund with Sovereign Asset Management, LLC ("Sovereign"). On April 28, 2006, Sovereign will replace MFC Global Investment Management (U.S.A.) Limited as the subadviser to the Emerging Growth Fund.

As a result of this change, the "Portfolio Managers" section is restated to read:

The fund's portfolio managers are Henry E. Mehlman and Alan E. Norton.

The Section heading SUBADVISER is amended to read: SUBADVISER: SOVEREIGN ASSET MANAGEMENT, LLC.

Real Return Bond Fund

The first sentence of the fifth paragraph under "Goal and Strategy" is restated to read: The fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.

The following sentence is added to the end of the sixth paragraph under "Goal and Strategy": The fund may enter into short sales, including short sales "against-the-box."

Global Bond Fund

The following sentence is added to the end of the second paragraph under "Goal and Strategy": The fund may enter into short sales, including short sales "against-the-box."


Total Return Fund

The following sentence is added to the end of the second paragraph under "Goal and Strategy": The fund may enter into short sales, including short sales "against-the-box."


Mid Cap Stock Fund

Under "Goal and Strategy," the third paragraph is restated to read: The fund may invest up to 20% of its assets in foreign securities.

Vista Fund

The following changes have been made under the "Goal and Strategy" section for the fund:

     - the second sentence of the first paragraph is restated to read: To pursue this goal, the fund normally invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the fund may purchase other types of securities as well.

     - the fourth paragraph is restated to read: Although American Century intends to invest the fund's assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies in emerging markets. The fund may also invest in IPOs (initial public offerings).


All Cap Growth Fund
International Opportunities Fund
Capital Appreciation Fund

Effective April 28, 2006, the investment advisory fees for the All Cap Growth Fund, subadvised by AIM Capital management, Inc.; International Opportunities Fund, subadvised by Marsico Capital Management, LLC, and Capital Appreciation Fund, subadvised by Jennison Associates LLC, have been reduced as shown below. In the case of the All Cap Growth Fund and the International Opportunities Fund, these changes reflect fee waivers that are currently in effect.

The new advisory fee for the All Cap Growth Fund is as follows:

                                                  Between
                                First          $500 million and      Excess Over
Portfolio                   $500 million          $1 billion          $1 billion

All Cap Growth.........         0.850%              0.825%               0.800%

The new advisory fee for the International Opportunities Fund is as follows:

                                                 Between
                                             $750 million and      Excess Over
                      First $750 million     $1.5 billion of     $1.5 billion of
                       of Aggregate Net       Aggregate Net       Aggregate Net
Portfolio                   Assets                Assets              Assets

International
Opportunities(1)........    0.900%                0.850%              0.800%
(1)For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of John Hancock Trust, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

The new advisory fee for the Capital Appreciation Fund is as follows:

                                                     Between
                                    Between        $500 million
                    First       $300 million and       and          Excess Over
                 $300 million    $500 million of   $1 billion of   $1 billion of
                 of Aggregate       Aggregate        Aggregate        Aggregate
Portfolio         Net Assets       Net Assets       Net Assets       Net Assets
Capital
Appreciation(1)     0.850%           0.800%           0.700%            0.670%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of John Hancock Trust, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.

Fee Waiver for T. Rowe Price Subadvised Funds

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. This waiver is based on the combined average daily net assets of these funds and the following funds of John Hancock Trust: the Blue Chip Growth Trust, Equity-Income T Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:

Combined Average Daily Net Assets                          Fee Reduction
 of the T. Rowe Portfolios                                 (As a Percentage of
                                                           the Subadvisory Fee)

First $750 million                                             0.00%
Over $750 million                                              5.0%

Effective November 1, 2006, the percentage reduction will be as follows:

Combined Average Daily Net Assets                          Fee Reduction
 of the T. Rowe Portfolios                                 (As a Percentage of
                                                           the Subadvisory Fee)

First $750 million                                             0.00%
Next $750 million                                              5.0%
Excess over $1.5 billion                                       7.5%

The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Price Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser. The disclosure above amends and restates the description of any advisory fee waiver for any of the T. Rowe Portfolios set forth in the John Hancock Funds II prospectus dated October 17, 2005 for Class NAV and Class 1 and 3.

U. S. Government Securities Fund
High Yield Fund
Strategic Bond Fund

Western Asset Management Company has replaced Salomon Brothers Asset Management Inc as the subadviser for the U.S. Government Securities Fund, High Yield Fund and Strategic Bond Fund. Effective April 28, 2006, the investment advisory fees for these funds have been reduced as noted below:

                                   First $500 million         Excess Over
                                        of Aggregate        $500 million of
 Portfolio                               Net Assets       Aggregate Net Assets
U.S. Government Securities(1)...........   0.620%                0.550%
Strategic Bond(2).......................   0.700%                0.650%
High Yield(3)...........................   0.700%                0.650%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of John Hancock Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.

(2)For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of John Hancock Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.

(3)For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of John Hancock Trust, and the High Yield Fund, a series of John Hancock Funds II, are included.

Real Estate Securities Fund

Under "Specialty Funds - Real Estate Securities Fund":

     - the following is added under the "Subadviser" heading: While DeAM is the Subadviser of the fund, the day-to-day activities of managing the portfolio have been delegated to RREEF America L.L.C., an investment management affiliate of DeAM ("DeAM RREEF").

     - in the "Goal and Strategy" section, "DeAM" is changed to "DeAM RREEF" throughout.

     - in the "Portfolio Managers" section, "DeAM" is changed to "DeAM RREEF" and Mark D. Zeisloft, CFA is replaced by Asad Kazim.

                                       ***
Changes to Subadviser Information and Management Biographies

Under "FUND DETAILS - Subadviser Information and Management Biographies":

The section on Franklin Advisers, Inc. is replaced with the following:

          RCM Capital Management LLC ("RCM")

          RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM was formerly known as Dresdner RCM Global Investors LLC. RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company this is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz AG ("Allianz").

           Fund                                    Portfolio Managers
           Emerging Small Company Fund             Thomas J. Ross
                                                   Louise M. Laufersweiler, CFA

          Thomas J. Ross (since May 2006). Director, Chief Investment Officer and Senior Portfolio Manager of RCM. Mr. Ross has senior portfolio management responsibilities for both the U.S. and International Small Cap strategies. Prior to joining RCM in 2001, he was a senior analyst and portfolio manager with Dresdner Bank's dit-Deutscher Investment Trust subsidiary in Frankfurt, Germany for 10 years, managing a variety of global portfolios. He has over 22 years' experience encompassing equity research and portfolio management.

          Louise M. Laufersweiler, CFA (since May, 2006. Director, Deputy Chief Investment Officer and Senior Portfolio Manager of RCM. She has senior portfolio management responsibilities for both mid-cap and small-cap equity strategies and is Chief Investment Officer for RCM Mid-Cap and Deputy Chief Investment Officer for RCM U.S. Small Cap.


The section on Deutsche Asset Management ("DeAM") is replaced with the following:


          Deutsche Asset Management, Inc. ("DeAM")

          Deutsche Asset Management, Inc. ("DeAM"), located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM provides a full range of investment advisory services to retail and institutional clients.

          RREEF America L.L.C., an investment management affiliate of Deutsche Asset Management, Inc. ("DeAM RREEF"), located at The Hancock Building, 875 N. Michigan Ave, 41st Floor, Chicago, IL 60611, is an indirect wholly-owned subsidiary of Deutsche Bank AG. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation. DeAM RREEF has provided real estate investment management services to institutional investors since 1975.

             Fund                                    Portfolio Managers

             All Cap Core Fund                          Julie Abbett
                                                        Jin Chen
                                                        Robert Wang

             Dynamic Growth Fund                        Samuel A. Dedio
                                                        Robert Janis

             Real Estate Securities Fund                Jerry W. Ehlinger
                                                        Asad Kazim
                                                        John F. Robertson
                                                        John W. Vojticek

     o Julie Abbett. Director and Portfolio Manager for Quantitative Strategies - Joined DeAM in 2000, previously a consultant with equity trading services for BARRA, Inc. and a product developer at FactSet Research.

     o Jin Chen. Director and Portfolio Manager for Quantitative Strategies - Joined DeAM in 1999, previously a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in U.S. large and small cap equities at Thomas White Asset Management.

     o Robert Wang. Managing Director and Senior Portfolio Manager for Multi-Asset Class Quantitative Strategies - Joined DeAM in 1995 as senior fixed-income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed-income, derivatives and foreign exchange products.

     o Samuel A. Dedio. Managing Director - Joined DeAM in 1999, previously an analyst at Ernst & Young LLP, Evergreen Asset Management and Standard & Poor's Corp.

     o Robert Janis. Managing Director - Joined DeAM in 2004, previously portfolio manager for 10 years at Credit Suisse Asset Management (or its predecessor, Warburg Pincus Asset Management).

     o John F. Robertson, CFA, Partner of DeAM RREEF and Lead Manager of the portfolio - Joined DeAM RREEF in 1997 after 6 years of experience, most recently as an Assistant Vice President for Lincoln Investment Management, Inc., responsible for REIT research for the Delaware Pooled Trust Real Estate Fund.

     o Jerry W. Ehlinger, CFA, Managing Director of DeAM RREEF and Manager of the portfolio - Joined DeAM RREEF in 2004 and has over 9 years experience as Senior Vice President at Heitman Real Estate Investment Management and at Morgan Stanley as senior research associate covering REITS.

     o    Asad Kazim, Vice President of DeAM RREEF and Manager of the portfolio
          - Joined DeAM RREEF in 2002 and has over six years of industry experience, formerly as a Financial Analyst at Clarion CRA Securities.

     o John W. Vojticek, Partner of DeAM RREEF and Manager of the portfolio - Re-joined DeAM RREEF in September 2004. Prior to that, Mr. Vojticek was a Principal at KG Redding and Associates and Managing Director of DeAM RREEF.

                         Supplement Dated April 28, 2006
                            to John Hancock Funds II
    Lifestyle Portfolios Prospectuses - Class A, Class B, Class C, Class R3,
            Class R4, Class R5, Class 1, Class 3 and Class 5 Shares
                             Dated October 17, 2005

The Section entitled "Description of Underlying Funds" is amended to include the following additional underlying funds:

--------------------------------- ------------------------- -----------------------------------
FIXED-INCOME UNDERLYING FUNDS
--------------------------------- ------------------------- -----------------------------------
FUND AND SUBADVISER(S)            ESTIMATED EXPENSE RATIOS  GOAL AND PRINCIPAL STRATEGY
--------------------------------- ------------------------- -----------------------------------
HIGH INCOME FUND                  0.95%                     Seeks high current income by
Sovereign Asset Management LLC                              normally investing at least 80%
                                                            of its assets in U.S. and foreign
                                                            fixed-income securities rated
                                                            BB/Ba or lower and their unrated
                                                            equivalents.
--------------------------------- ------------------------- -----------------------------------
EQUITY UNDERLYING FUNDS
--------------------------------- ------------------------- -----------------------------------
FUND AND SUBADVISER(S)            ESTIMATED EXPENSE RATIO   GOAL AND PRINCIPAL STRATEGY
--------------------------------- ------------------------- -----------------------------------
GLOBAL REAL ESTATE FUND           1.21%                     Seeks to achieve a combination of
Deutsche Asset Management, Inc.                             long-term capital appreciation
                                                            and current income by investing
                                                            at least 80% of net assets in
                                                            equity securities of real estate
                                                            investment trusts ("REITS") and
                                                            real estate companies including
                                                            foreign REITs and real estate
                                                            companies.
--------------------------------- ------------------------- -----------------------------------
INTERNATIONAL SMALL COMPANY FUND  1.12%                     Seeks long-term capital
Dimensional Fund Advisors, Inc.                             appreciation by investing its
                                                            assets in equity securities of
                                                            non-U.S. small companies of
                                                            developed and emerging markets
                                                            countries.
--------------------------------- ------------------------- -----------------------------------
MIDCAP VALUE EQUITY FUND          1.02%                     Seeks to provide long-term growth
RiverSource Investment, LLC                                 of capital by investing at least
                                                            80% of its net assets in equity
                                                            securities of medium-sized
                                                            companies.
--------------------------------- ------------------------- -----------------------------------
REAL ESTATE EQUITY FUND           1.06%                     Seeks to provide long-term growth
T. Rowe Price Associates, Inc.                              through a combination of capital
                                                            appreciation and current income
                                                            by investing at least 80% of its
                                                            net assets in the equity
                                                            securities of real estate
                                                            companies.
--------------------------------- ------------------------- -----------------------------------


With respect to the Class R3, R4 and R5 prospectus, on page 9, the CUSIP for Class R4 (Lifestyle Growth Portfolio) is replaced with 47803V283.